UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 16, 2023

Definitive Healthcare Corp.

(Exact name of Registrant as Specified in Its Charter)

Commission File Number 1-40815

Delaware		86-3988281
(State of Incorporation)		(IRS Employer Identification No.)
492 Old Connecticut Path, Suite 401
Framingham, Massachusetts 01701
(Address of Principal Executive Offices)

508 720-4224
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	DH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2023, Definitive Healthcare Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished in this Item 2.02 on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Chairman Compensatory Arrangements

On February 16, 2023, the Board of Directors (the “Board”) of Definitive Healthcare Corp. (the “Company”) approved changes to the compensatory arrangements for Jason Krantz, the Company’s Executive Chairman, pursuant to an amendment (the “Amendment”) to the Executive Chairman Agreement, dated as of May 4, 2022, and Employment Agreement, dated as of February 18, 2015, each between Definitive Healthcare, LLC (together with the Company, the “Company Group”) and Mr. Krantz. The changes to the compensatory arrangements of Mr. Krantz, effective February 25, 2023 through December 31, 2023 (the “Effective Period”), subject to any future changes as may be determined by the Human Capital Management & Compensation Committee of the Board (the “Committee”), are as follows:

•
A reduction in Mr. Krantz’s base salary to $1,000 per week during the Effective Period, subject to his continued employment as Executive Chairman;
•
The grant on February 16, 2023 of 18,465 restricted stock units (“RSUs”). The RSUs will vest in full, subject to Mr. Krantz’s continuous employment with the Company Group, on February 16, 2024. The RSUs are subject to the terms and conditions of the Company’s 2021 Equity Incentive Plan and the applicable award agreement governing the RSUs; and
•
No eligibility for an annual bonus for fiscal year 2023.

Following the Effective Period, Mr. Krantz’s base salary and eligibility for an annual bonus will be determined by the Board and the Committee in their sole discretion. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Cash Incentive Plan

On February 16, 2023, the Board adopted the Definitive Healthcare Corp. Cash Incentive Plan (the “Plan”). The Plan is a cash-based incentive program which is intended to provide awards to certain employees of the Company to motivate them to perform to the best of their abilities, and achieve the Company’s objectives. The Committee is responsible for administering the Plan and, in its sole discretion, will provide eligible participants, including any executive, officer, key employee or other Committee-designated employee of the Company or of an affiliate, the opportunity to earn specific cash bonuses for a given performance period. Performance periods are determined by the Committee and may be divided into one or more shorter periods. As an example, the Committee may desire to measure some performance criteria over a 12 month period and other criteria over a three month period. The Committee, in its sole discretion, will select the eligible participants for any performance period and an employee who is a participant for a given performance period in no way is guaranteed or assured of being selected for participation in any subsequent performance period or periods.

Under the Plan, the Committee will establish a target award, at 100% target level of achievement, for each participant, which may be a percentage of a participant’s annual base salary as of the beginning or end of the performance period or a fixed dollar amount. Furthermore, the Committee will, in its sole discretion, determine the performance goals applicable to any target award from the criteria set forth in the Plan, including, by way of example only, sales or revenue targets, economic value added and customer satisfaction. These performance goals may include threshold levels of performance below which no actual award will be paid, levels of performance at which specified percentages of the target award will be paid and may also include a maximum level of performance above which no additional actual award amount will be paid. The Committee may, in its sole discretion, increase, reduce, or eliminate a participant’s actual award. Each actual award under the Plan will be paid in cash (or its equivalent).

The foregoing summary of the terms of the Plan does not purport to be complete and is qualified in its entirety by reference to the terms of the Plan, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

2022 Cash Bonus Awards

At the beginning of 2022, the Committee adopted an annual cash incentive plan for 2022 that included base, target and stretch goals for our executive officers based on the Company’s achievement of specified annual recurring revenue objectives. While such performance objectives were not met, on February 16, 2023, the Board approved bonus payments to the Company’s Chief Executive Officer, Chief Financial Officer, and Executive Chairman equal to the mid-point between the “base” and “target” levels of their previously established target bonus, with respect to the Chief Financial Officer, and at “base” with respect to the Chief Executive Officer and Executive Chairman.

Accordingly, the Company’s Chief Executive Officer, Chief Financial Officer, and Executive Chairman were awarded cash awards of $223,080.00, $183,421.88, and $222,900.60, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished pursuant to Item 2.02 with this report and shall not be deemed to be “filed.”

10.1	Amendment to Executive Chairman Agreement and Employment Agreement, dated as of February 16, 2023
10.2	Definitive Healthcare Corp. Cash Incentive Plan
99.1	Press Release Dated February 23, 2023 (furnished herewith pursuant to Item 2.02)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFINITIVE HEALTHCARE CORP.

By:	/s/ Richard Booth
Name:	Richard Booth
Title:	Chief Financial Officer

Date: February 23, 2023